Exhibit 99.6

Introduction/Rationale – Jeffrey Bird

Slide 1: Combining with Innovex to Create a Unique Energy Industrial Platform

•	Hello, thanks for joining us.

•	I’m here with Kyle McClure to talk to you about Dril-Quip’s agreement to combine with Innovex and create a leading industrial energy company.

•	I hope you’ll come away optimistic about the commercial benefits, the technology offerings and the financial strength that this combination will provide us.

•	In short, we’ll be able to meet a wider range of customer needs in more places.

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The combined company will be a much larger and more resilient company with the operations and the balance sheet strength to serve the customers, provide opportunities to employees and succeed throughout industry cycles.

Slide 2: Innovex Introduction

•	I’ll start by giving you some background on Innovex.

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Innovex was founded through a merger in 2016 and provides downhole solutions for the oil and gas industry worldwide, across drilling & deployment, well construction, well completion, production and fishing & intervention.

•	They’re also headquartered in Houston and have more than 1,100 employees globally with distribution channels and operations in many of the same regions we operate in today.

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They are known as being excellent operators and have particularly strong capabilities and presence in the U.S. Lower 48 onshore markets, giving us a strong foundation to accelerate the growth of our Great North product lines.

•	Over the years they have expanded through strategic acquisitions to build their current portfolio and footprint.

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Innovex also sells products internationally, in markets such as Saudi Arabia, and within the offshore markets. These two areas particularly should be very complementary both in terms of product offering and footprint.

•	We’ll be introducing you to Innovex’s leadership team in the coming days and weeks. I know they are eager to introduce themselves and meet all of you.

•	Before we get into the details of the combination, let me pause and describe how we reached this point.

•	The contributions from each and every one of you have been critical to the success of Dril-Quip. We’ve seen significant improvements in on time delivery & service quality in all of our product lines.

•	The well construction business has grown nicely over the last several years and the recent acquisition of Great North has been well received by both our customers and our investors.

•	It is this hard work and dedication that have positioned us for this next step and that will propel us into our next chapter.

•	Reaching this point could not have happened without your deep commitment to Dril-Quip. It is a testament to all of the teams’ hard work, and I want to thank all of you for your ongoing support.

•	I know from my conversations with Innovex’s leadership team that they recognize and value the strong reputation of Dril-Quip’s technology, brand and expertise.

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Now we will have the added expertise and resources of Innovex, a company which not only has a product portfolio complementary to ours, but also shares our commitment to serving customers across the world.

Slide 3: Transformative Merger Creates Operationally and Financially Strong Company

•	This slide lays out the strategic benefits of this transformative merger.

•	This combination more than doubles the size of the company and will help us create a company better equipped to serve customers, compete and grow in a dynamic, global market.

•	As I’ve mentioned many times in townhalls with you, our customers require us to deliver our products and services where they operate.

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The combined company’s advanced scale and strong cash position will allow us to invest in high-return areas of our business, strategically scale our operations both organically and through acquisitions and innovate for our customers.

•	Finally, I believe for those employees looking to further their career at Dril-Quip this provides a broader range of opportunities that should be exciting for you as well.

Slide 4: Complementary Geographic Footprints and Product Portfolios to Drive Investment, Innovation and Growth

•	Here’s more detail on the strategic benefits and what they’ll mean in practice for the combined company.

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As I’ve mentioned, our two companies have complementary geographic footprints and product portfolios. Together, we’ll have a portfolio of high-margin products to serve a broader set of customer needs through industry cycles. We’ll also deepen our manufacturing and service capabilities across key international regions in North America, Europe and Asia.

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Additionally, our strong Canadian footprint and presence will enable the growth of Innovex’s broad downhole tools portfolio, while Innovex’s presence, customer relationships and established infrastructure across the Lower 48 land markets will allow us to accelerate our growth ambitions into areas such as the U.S. Land Wellhead markets.

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Importantly, there is limited customer overlap between Dril-Quip and Innovex. We sell complementary products to the same engineers, so this should present new opportunities to increase our revenue. The combined company also will be better able to meet the full range of our customers’ well construction and completion needs.

•	We share customer, growth-focused cultures, and together we’ll deepen our commitment to innovation and high-quality customer service.

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Their “No Barriers” culture closely aligns with how we work here at Dril-Quip. It emphasizes close collaboration between employees and customers, and empowers engineers and innovators to achieve operational excellence and relentless innovation that meets customers’ needs.

•	With that, I’ll hand it over to Kyle to discuss the financial benefits and opportunities that this opens up for us – Kyle.

Rationale (continued) – Kyle McClure

•	Thanks, Jeff, and good morning, everyone.

•	I’ll speak to the specifics of the financials and give you all a sense of the financial profile and strength of the combined company.

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We are combining with Innovex in an all-stock transaction, in which our Dril-Quip shareholders will own approximately 52% and Innovex shareholders will own approximately 48% of the combined company, giving our shareholders the opportunity to take part in significant upside with Innovex as our partner.

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As Jeff and I have discussed with you and the public markets many times, getting size and scale as a company is critical for a variety of reasons. First, having scale allows us to send more products and services through our locations worldwide and ultimately better utilize these locations to their fullest.

•	Second, having scale as a public oilfield services company allows us to bring more possible shareholders to invest in our company.

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As we are always seeking interest from investors in the public oilfield space, this transaction will put the new company in a much better position to do so. The combination with Innovex more than doubles our revenue size and more than triples our earnings power.

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Ultimately, our enhanced scale also will allow us to deliver greater value to customers and have a larger presence in international locations and should make us a more attractive investment to a wider range of investors.

Slide 5: Combination Enhances Our Financial Profile and Strength

•	Both companies have demonstrated a successful track record of growth, especially in the past few years, as you can see here.

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From 2021 through 2023, both Drill-Quip and Innovex achieved revenue and adjusted EBITDA growth in a complex market coming out of COVID. Clearly, their business bounced back sooner due to the short cycle nature of their business, thus highlighting the new company’s diversified portfolio.

•	These numbers speak to the strength and enhanced scale of the combined company.

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And when you look at these results and the ownership structure of the combined company, it’s clear that this transaction will deliver compelling economics to our shareholders on day one – and in turn, it will provide our teams with the opportunity to build a leading industrial energy company.

•	Now I’ll turn it back to Jeff.

Next Steps – Jeffrey Bird

Slide 6: Combination Creates a Unique Energy Industrial Platform

•	Thanks, Kyle.

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I hope you share in our excitement for the future of Dril-Quip and Innovex as one company. I know that we have talented, dedicated teams across both of our organizations doing great work, and I look forward to seeing what you all can achieve together.

•	When the deal closes, which we expect to take place sometime in the third quarter of this year, the combined company will be led by Adam Anderson and Kendal Reed, Innovex’s CEO and CFO.

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The rest of the leadership team and the Board of Directors will be made up of representatives from both Dril-Quip and Innovex, and John Lovoi, currently the Chairman of Dril-Quip, will serve as the Chairman of the combined company. These appointments will be announced as we approach closing.

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The combined company will be named Innovex and will operate as a publicly traded company, just under a new ticker symbol. Additionally, the legacy Dril-Quip products will maintain their current brand names.

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It is still early days and at this point, we do not have any changes on the combined company to communicate to you. Over the coming months, as we work through integration and have a clearer plan, we will communicate any relevant updates to you directly.

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The combination has to receive necessary approvals, including the approval of our shareholders and government authorities around the world, before it can close. Until then, Dril-Quip and Innovex remain two separate companies and will continue to operate independently of each other.

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As we work toward closing, we ask that you remain focused on your day-to-day priorities and continue to deliver on the commitments we have made to our customers. Most importantly, that you continue your relentless focus on operating safely in your job.

•	We anticipate this announcement may garner some news attention. Should a reporter contact you, please don’t comment and instead pass along the inquiry to Erin Fazio.

•	For those of you who work with customers and vendors, you will be receiving communication toolkits, including talking points and FAQs, to guide your conversations.

•	If you receive questions that you do not have an answer to, please don’t hesitate to escalate the questions to one of our senior leaders and we will do our best to get an answer for you.

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Over the coming days and weeks, Kyle and I, in addition to Adam and Kendal, will continue to meet with you all virtually and in-person to share more information about this transaction and what it means for our company. Again, we welcome any questions you have during these meetings.

•	Thank you for all you do for Dril-Quip.

Cautionary Statement Regarding Forward-Looking Statements

Statements contained herein relating to future operations and financial results or that are otherwise not limited to historical facts are forward-looking statements within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), and the Securities Exchange Act of 1934, as amended, including, but not limited to, those related to projections as to the anticipated benefits of the proposed transaction, the impact of the proposed transaction on Dril-Quip’s and Innovex’s businesses and future financial and operating results, the amount and timing of synergies from the proposed transaction, the combined company’s projected revenues, adjusted business, investment and employee opportunities, are based on management’s estimates, assumptions and projections, and are subject to significant uncertainties and other factors, many of which are beyond Dril-Quip’s and Innovex’s control. These factors and risks include, but are not limited to: the impact of actions taken by the Organization of Petroleum Exporting Countries (OPEC) and non-OPEC nations to adjust their production levels, risks related to the proposed transaction, including, the prompt and effective integration of Dril-Quip’s and Innovex’s businesses and the ability to achieve the anticipated synergies and value-creation contemplated by the proposed transaction; the risk associated with Dril-Quip’s and Innovex’s ability to obtain the approval of the proposed transaction by their stockholders required to consummate the proposed transaction and the timing of the closing of the proposed transaction, including the risk that the conditions to the transaction are not satisfied on a timely basis or at all and the failure of the transaction to close for any other reason; the risk that a consent or authorization that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; unanticipated difficulties or expenditures relating to the transaction, the response of business partners and retention as a result of the announcement and pendency of the transaction; and the diversion of management time on transaction related issues , the impact of general economic conditions, including inflation, on economic activity and on Dril-Quip’s and Innovex’s operations, the general volatility of oil and natural gas prices and cyclicality of the oil and gas industry, declines in investor and lender sentiment with respect to, and new capital investments in, the oil and gas industry, project terminations, suspensions or scope adjustments to contracts, uncertainties regarding the effects of new governmental regulations, Dril-Quip’s and Innovex’s international operations, operating risks, the impact of our customers and the global energy sector shifting some of their asset allocation from fossil-fuel production to renewable energy resources, and other factors detailed in Dril-Quip’s public filings with the Securities and Exchange Commission (the “SEC”). Investors are cautioned that any such statements are not guarantees of future performance and actual outcomes may vary materially from those indicated.

Use of Non-GAAP Financial Measures

This communication includes certain non-GAAP financial measures as defined under SEC rules. These non-GAAP financial measures include and reflect managements’ current expectations and beliefs regarding the potential benefits of the proposed transaction. Dril-Quip and Innovex believe that the presentation of these non-GAAP measures provides information that is useful to Dril-Quip’s stockholders. These non-GAAP measures should be considered in addition to, not as a substitute for, or superior to other measures of financial performance prepared in accordance with GAAP as more fully discussed in Dril-Quip’s and Innovex’s respective financial statements and Dril-Quip’s filings with the SEC. As used herein, “GAAP” refers to accounting principles generally accepted in the United States of America.

Adj. EBITDA is a non-GAAP measure that Innovex defines as net income excluding income taxes, interest income and expense, depreciation and amortization expense, and other expenses / income, primarily representing foreign currency exchange gain/loss, the elimination of earnings from minority investment and other non-operating items, net, further adjusted to exclude certain items which Innovex believes are not reflective of ongoing performance or which are non-cash in nature, including stock-based compensation, transaction related expenses, acquisition integration expenses and IPO preparation expenses.

Adj. EBITDA is a non-GAAP measure that Dril-Quip defines as net income excluding income taxes, interest income and expense, depreciation and amortization expense, and other expenses / income, primarily representing stock-based compensation and change in fair value of earn-out liability, among other items, further adjusted to exclude restructuring costs, acquisition costs, gain on asset sale and foreign currency exchange gain/loss. Dril-Quip 2023 Adj. EBITDA are pro forma for full year impact of Great North.

Pro forma 2023 Adj. EBITDA includes $30 million of run rate pre-tax synergies.

Important Information for Stockholders

In connection with the proposed merger, Dril-Quip intends to file with the SEC, a registration statement on Form S-4 that will include a proxy statement/prospectus. Dril-Quip may also file other relevant documents with the SEC regarding the proposed merger. This document is not a substitute for the proxy statement/prospectus or registration statement or any other document that Dril-Quip may file with the SEC. The definitive proxy statement/prospectus (if any when available) will be mailed to the stockholders of Dril-Quip. STOCKHOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED BY DRIL-QUIP WITH THE SEC IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. Such stockholders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about Dril-Quip, Innovex and the proposed merger once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Additional information is available on Dril-Quip’s website, www.dril-quip.com.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made, except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

Dril-Quip and its directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in connection with the proposed transaction. Information about Dril-Quip’s directors and executive officers including a description of their interests in Dril-Quip is included in Dril-Quip’s most recent Annual Report on Form 10-K, including any information incorporated therein by reference, as filed with the SEC. Additional information regarding these persons and their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above. Innovex and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Dril-Quip stockholders in connection with the proposed transaction. A list of the names of such directors and executive officers and information regarding their interests in the transaction will be included in the proxy statement/prospectus relating to the proposed transaction when it is filed with the SEC.